Confidential Do Not Duplicate
CREATIVITY INGENUITY FLEXIBILITY
Disclosure When used in this presentation, filings by Vineyard National Bancorp ("Company") with the Securities and Exchange Commission ("SEC"), or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company wishes to caution you that all forward-looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Also, the Company wishes to advise you that various risks and uncertainties could affect the Company's financial performance and cause actual results for future periods to differ materially from those anticipated or projected. Specifically, the Company cautions you that important factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward- looking statement made by, or on behalf of, the Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risk associated with credit quality, and other risks with respect to its business and/or financial results detailed in the Company's press releases and filings with the SEC. You are urged to review the risks described in such releases and filings. The risks highlighted herein should not be assumed to be the only factors that could affect future performance of the Company. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Vineyard National Bancorp
NASDAQ National Market System Ticker "VNBC" Market price - closed at $ 30.71 (October 12, 2004) Earnings/share (TTM) - $1.40 Diluted earnings/share - $0.40 Shares Outstanding - approximately 8.9 million shares Market Capitalization - approximately $250 million Insider Ownership - approximately 20% Company Overview Vineyard National Bancorp-Common Stock as of period end September 30, 2004
Company Overview The Company and the Bank Vineyard National Bancorp (the "Company") is the holding company for Vineyard Bank (the "Bank"), its only operating subsidiary. In October 2000, the Board of Directors hired Norman Morales as President and Chief Executive Officer. Over the past three years, the Company's management team has been completely reformulated.
The Bank Headquartered in the Inland Empire region of Southern California. Commenced operations under the name Vineyard National Bank in September 1981. Assets reaching $1.3 billion as of September 2004. Company Overview
Management Richard S. Hagan - Executive Vice President, Chief Credit Officer and Chief Operating Officer Richard Cadena - Senior Vice President & Chief Community Banking Officer Karen Dally - Senior Vice President & Chief Administrative Officer Robert Dieter - Senior Vice President & Chief Information Officer Gordon Fong - Senior Vice President & Chief Financial Officer Larry S. Reed - Senior Vice President & Chief Risk Manager Cadre of seasoned banking officers heading each of the Bank's specialty groups and banking centers Company Overview
Vineyard Bank We are a community bank, dedicated to relationship banking and the success of our customers Overview Creativity, Ingenuity, Flexibility Our Vision
Vineyard National Bancorp Summary Results 2002-2004 Bancorp Net Earnings Dollars shown in all tables are in thousands (except for per share information) Period-ended Net Earnings Diluted Earnings Per Share (1) Return On Avg. Common Equity Sept. 30, 2004 (2) $ 9,900 $1.11 32% Dec. 31, 2003 $ 8,000 $1.09 37% Dec. 31, 2002 $ 3,000 $0.52 22% Adjusted for stock dividend, convertible preferred stock and stock split Nine months ended
Vineyard Bank Summary Results 2002-2004 Period-ended Net Earnings Return on Avg. Assets Efficiency Ratio Sept. 30, 2004 (1) $11,900 1.44% 44% Dec. 31, 2003 $ 9,300 1.44% 45% Dec. 31, 2002 $ 4,000 1.10% 55% Bank Net Earnings Dollars shown in all tables are in thousands Nine months ended Bank Net Earnings Dollars shown in all tables are in thousands
Operating Strategy
The principal operating areas of the Bank are: Community Banking Centers Specialty Operating Groups (SFR coastal and Tract construction, Income Property {commercial and multi-family}, SBA lending, Religious Financial services, Business and Consumer lending) Credit Administration Administrative Services Corporate Services Information Technology Risk Management Operating Strategy
RANCHO CHINO LA VERNE DIAMOND BAR (2001) MANHATTAN BEACH CORONA ARROWHEAD IRWINDALE CRESTLINE (2003) (2003) (2003) SFR COASTAL (2001) SFR TRACT (2002) INCOME PROPERTY COMMERCIAL MULTI (2003) SBA (2002) BUSINESS BANKING (2003) CHURCH (2002) CEO CIO CAO CCBO CCO/COO CFO VINEYARD BANK September 2004 Specialty Groups Community Banking Centers Emerging Developed Credit Finance Administration Information technology Community Banking CRM - Risk Management CASH MANAGEMENT (2003) (2001) CFO
Continue and expand marketing efforts targeted in nine primary areas: community-based core deposit growth single-family coastal construction lending single-family tract (entry level) construction lending income property lending commercial real-estate multi-family SBA lending small business and commercial lending religious financial services (lending and depository) and specialized depository and cash management services for commercial businesses Specialty Groups
Community Banking Centers Community Banking Centers
Irvine San Diego Anaheim Chino Corona Crestline Diamond Bar Irwindale Lake Arrowhead (previously located in Blue Jay) La Verne Manhattan Beach Rancho Cucamonga Community Banking Centers Vineyard Bank operates nine full service branches and three loan production offices:
Resources will be continually reviewed for the optimum allocation between new business generation, support and controls, and infrastructure Our operating focus will be positioned with a continued investment in people and services - both lending and depository related Our desired operating efficiency ratio is between 42%-45% Operating Strategy
New Business Generation - Lending Operating Strategy
Single Family Coastal Real Estate Construction Targeted credit requests will continue to be between $1 million and $2.5 million Loan to Value between 50%-75% 2003 production of $380 million in new commitments New Business Generation - Lending Operating Strategy
Single Family Tract Real Estate Construction Targeted credit requests will be between $3.0 million and $10.0 million Loan to Value between 70%-80% 2003 production of approximately $300 million in new commitments New Business Generation - Lending Operating Strategy
New Business Generation - Lending Income Property Group (commercial & multi-family) established third quarter 2003, to service the growing commercial and apartment building markets in Southern California Targeted credit requests between $2 million to $10 million Debt coverage minimums: 1.20 : 1.0 or greater for multi-family production 1.30 : 1.0 or greater for commercial income property Loan to Value maximums: 80% or less for multi-family 70%-75% or less for commercial income Operating Strategy
SBA Lending Intended expansion of the commercial and business banking product lines In 2003 achieved PLP status in the three southern regions of California 2003 production of $40 million in funding New Business Generation - Lending Operating Strategy
New Business Generation - Lending Commercial / Business and Community Lending - traditional small business and consumer products Target markets will be businesses with sales between $1 million to $25 million Credit requirements between $250,000 and $ 2 million Working lines, equipment and asset-based products Home equity lines and home improvement loans Operating Strategy
Religious Financial Services Providing church and private school financing as well as establishing new depository relationships throughout California 2003 production of $20 million in new loan commitments New Business Generation - Lending Operating Strategy
New Business Generation - Lending and deposits Commercial / Business banking and cash management Target markets will be businesses with sales between $5 million to $50 million Credit requirements between $2 million to $5 million Cash management and specialty deposit relationships Operating Strategy
YE 2000 YE 2001 YE 2002 SBA 0 0 3600 Consumer 12000 8300 5700 Commercial 10700 20200 19200 Construction 5600 33200 110200 Term RE 51300 71500 116600 Operating Strategy -Summary Results YE 2003 Period-ended Sept. 30, 2004 SFR Coastal Const. 212700 311600 Multi-Family Residential Mort'g 75900 184600 Com'l Mortgage 174600 223300 SFR Tract Const. 104500 135500 Com'l/Church/Consumer/SBA/1-4 31700 167900 Loan Portfolio Composition l Loan composition at each period end, in thousands
Target Loan Portfolio Composition Period-ended, Term Real Estate Commercial/ Church/SBA Consumer/ Residential Single Family Residential Construction CA Peer 45% 20% 20% 15% Bank Targets 50% 20% 10% 40% Sept. 30, 2004 40% 5% 11% 44% Dec. 31, 2003 30% 15% 15% 55% Dec. 31, 2002 45% 10% 5% 40% The Company and the Bank Operating Strategy New Business Generation - Lending
Funding Strategy Operating Strategy
Funding strategies will be aligned with: earning asset repricing market rate sensitivity duration of the assets The Bank's community banking delivery system: Being redesigned into hybrid high service/high tech banking centers which began in mid-2003 Funding Strategy
Rancho Cucamonga, Chino and Corona offer the most balanced opportunities for growth. Irwindale launching point for servicing the San Gabriel Valley. The communities of La Verne and Diamond Bar offer substantial growth in the consumer depository markets. The two offices within the mountain communities, Crestline and Lake Arrowhead focus on capturing a larger market share of their community deposits. Manhattan Beach launching point for servicing the south bay regions of Los Angeles County; targeting the professional and small business marketplace in the Manhattan Beach region. building on our existing coastal construction clientele. The Company and the Bank Operating Strategy
The core deposit franchise has been built around the community banking system, with deposit growth of approximately 110% for 2003, 80% in 2002, 60% in 2001 and no growth reported for 2000 In 2003: The Bank's cost of funds decreased by approximately 25 basis points or 15%, from 2.0% to 1.75% Volume increased more than 100% in growth or over $300 million Funding Strategy
2000 - 2004 Funding Strategy 2000 2001 2002 2003 9/1/2004 Demand and NOW 38700 66000 81200 120300 150900 Savings & MMDA 19800 31100 110200 253000 435400 Time Deposits 26900 62200 96000 230000 344900
Stock Performance The Company and the Bank

Quarterly Stock Price



$30
$25
$20
$15
$10
$5
$0

	1Q-01	2Q-01	3Q-01	4Q-01	1Q-02	2Q-02	3Q-02	4Q-02	1Q-03	2Q-03	3Q-03	4Q-03	1Q-04	2Q-04	3Q-04
High Price	$2.15	$2.50	$2.85	$3.34	$3.99	$4.56	$5.60	$7.37	$8.05	$10.48	$14.65	$17.86	$22.18	$24.00	$28.95
Low Price	$1.43	$1.84	$2.26	$2.69	$2.75	$3.47	$3.93	$4.82	$7.04	$7.43	$9.91	$13.89	$17.58	$17.25	$20.52

Financial Overview
Assets YE 1998 YE 1999 YE 2000 YE 2001 YE 2002 YE 2003 Sept. '04 Total Assets 115900 116200 110700 191300 385300 887800 1298600
Capital Adequacy 1998 1999 2000 2001 2002 2003 Sept. '04 Tier 1 Capital Ratio 0.09 0.092 0.104 0.151 0.139 0.127 0.123
Total Loans 1998 1999 2000 2001 2002 2003 Sept. '04 Net Loans 87200 85000 78700 136100 250200 589500 1008400
Total Deposits 1998 1999 2000 2001 2002 2003 Sept. '04 Total Deposits 105300 104500 99600 159400 287500 603300 931200
Earnings 1998 1999 2000 2001 2002 2003 3 mo Sept.-03 3 mo Sept.-04 Net Income 500 0 600 1200 3000 8000 2300 3700
YE 1998 YE 1999 YE 2000 YE 2001 YE 2002 YE 2003 3 mo. 9/03 3 mo. 9/04 Diluted EPS 0.1 0.01 0.15 0.25 0.53 1.09 0.32 0.4 Earnings - Return on Average Common Equity
Period-ended Net Interest Income Loan Loss Provision Other Income Other Expenses Sept. 30, 2004 (1) $38,200 $4,800 $4,100 $20,700 Dec. 31, 2003 $28,200 $3,700 $5,800 $16,800 Dec. 31, 2002 $13,400 $ 1,400 $3,900 $10,800 The table below sets forth the key components of the Company's net earnings Dollars shown in all tables are in thousands Summary Results 2002-2004 Nine months ended
Asset Quality 2000 2001 2002 2003 Sept. '04 ALLL 800 1500 3000 7500 12100 % of Gross Loans 0.01 0.011 0.012 0.013 0.012 Over the course of the past three years, the Company's net charge-off levels have been nominal
Looking Forward
Phase One Now Complete Vineyard Bank - Today
Phase Two Contiguous expansion of our current markets Chino, Chino Reserve, Upland, San Dimas, Diamond Bar, City of Industry De novo offices Strategic Branding and Marketing of the Vineyard Franchise In target geographic markets In target product markets
Phase Three Non-Contiguous Expansion Possible strategic acquisitions or de novo offices within new local markets Palm Desert and the Temecula Valley corridors South Orange County
Phase Four Possible strategic acquisitions or de novo offices with in markets similar to Manhattan Beach along the California Coast LaJolla/San Diego/Newport Coast/Laguna Beach/ Santa Barbara/Montecito/San Luis Obispo/Monterey/Marin County Product distribution Local Management
Phase Five Strengthen strategic points of coastal initiative Recruit local talents within each community Keep the Vineyard delivery system operating
Phase Six Management of 8 - 10 regional communities Product line similarities Management by function, product line, and enterprise
Summary
Summary Thoughts The Bank has assembled talented, and well-established professionals driven on value-added, relationship banking. The Company has delivered returns to its shareholders by providing properly incented best-of-breed product groups. The Company and the Bank will continue to focus on what our customers need and strive to deliver results which exceed expectations.